Exhibit g(14)

FORM OF

APPENDIX "A"

TO

CUSTODIAN AGREEMENT

BETWEEN

THE CHASE MANHATTAN BANK AND EACH OF THE FOLLOWING INVESTMENT COMPANIES

DATED AS OF FEBRUARY 22, 2000

The following is a list of the Funds and their respective Portfolios for which the Custodian shall serve under a Custodian Agreement dated as of August 1, 1994:

FUND	PORTFOLIO	EFFECTIVE AS OF:
FIDELITY ADVISOR SERIES I	FIDELITY ADVISOR BALANCED FUND	AUGUST 1, 1994
	FIDELITY ADVISOR EQUITY GROWTH FUND	AUGUST 1, 1994
	FIDELITY ADVISOR EQUITY INCOME FUND	AUGUST 1, 1994
	FIDELITY ADVISOR GROWTH & INCOME FUND	NOVEMBER 14, 1996
	FIDELITY ADVISOR TECHNOQUANT GROWTH FUND	NOVEMBER 14, 1996
FIDELITY ADVISOR SERIES II
FIDELITY ADVISOR SERIES III
FIDELITY ADVISOR SERIES VII	FIDELITY ADVISOR CONSUMER INDUSTRIES FUND	JULY 18, 1996
	FIDELITY ADVISOR CYCLICAL INDUSTRIES FUND	JULY 18, 1996
	FIDELITY ADVISOR FINANCIAL SERVICES FUND	JULY 18, 1996
	FIDELITY ADVISOR HEALTH CARE FUND	JULY 18, 1996
	FIDELITY ADVISOR TECHNOLOGY FUND	JULY 18, 1996
	FIDELITY ADVISOR UTILITIES GROWTH FUND	JULY 18, 1996
FIDELITY ADVISOR SERIES VIII	FIDELITY ADVISOR EMERGING MARKETS INCOME FUND	AUGUST 1, 1994
	FIDELITY ADVISOR OVERSEAS FUND	AUGUST 1, 1994
FIDELITY BEACON STREET TRUST	FIDELITY MANAGED CURRENCY FUND	AUGUST 1, 1994
FIDELITY CAPITAL TRUST	FIDELITY TECHNOQUANT GROWTH FUND	OCTOBER 17, 1996
FIDELITY CHARLES STREET TRUST	FIDELITY ASSET MANAGER	AUGUST 1, 1994
	FIDELITY ASSET MANAGER: GROWTH	AUGUST 1, 1994
	FIDELITY ASSET MANAGER: AGGRESSIVE	SEPTEMBER 22, 1999
	FIDELITY ASSET MANAGER: INCOME	AUGUST 1, 1994
FIDELITY COMMONWEALTH TRUST	FIDELITY MID-CAP STOCK FUND*	AUGUST 1, 1994
FIDELITY DEUTSCHE MARK PERFORMANCE	FIDELITY DEUTSCHE MARK PERFORMANCE PORTFOLIO, L.P.	AUGUST 1, 1994
PORTFOLIO, L.P.
FIDELITY DEVONSHIRE TRUST	FIDELITY EQUITY-INCOME FUND	AUGUST 1, 1994
FIDELITY FINANCIAL TRUST	FIDELITY EQUITY-INCOME II FUND	AUGUST 1, 1994
FIDELITY HASTINGS STREET TRUST	FIDELITY FUND	AUGUST 1, 1994
	FIDELITY GROWTH & INCOME II PORTFOLIO	MARCH 25, 1998
FIDELITY INVESTMENT TRUST	FIDELITY DIVERSIFIED GLOBAL FUND	AUGUST 1, 1994
	FIDELITY DIVERSIFIED INTERNATIONAL FUND	AUGUST 1, 1994
	FIDELITY EMERGING MARKETS FUND	AUGUST 1, 1994
	FIDELITY EUROPE CAPITAL APPRECIATION FUND	AUGUST 1, 1994
	FIDELITY EUROPE FUND	AUGUST 1, 1994
	FIDELITY INTERNATIONAL GROWTH & INCOME FUND	AUGUST 1, 1994
	FIDELITY AGGRESSIVE INTERNATIONAL FUND *	AUGUST 1, 1994
	FIDELITY JAPAN FUND	AUGUST 1, 1994
	FIDELITY OVERSEAS FUND	AUGUST 1, 1994
	FIDELITY PACIFIC BASIN FUND	AUGUST 1, 1994
	FIDELITY SOUTHEAST ASIA FUND	AUGUST 1, 1994
	FIDELITY WORLDWIDE FUND	AUGUST 1, 1994
FIDELITY MT. VERNON STREET TRUST	FIDELITY NEW MILLENNIUM FUND	AUGUST 1, 1994
FIDELITY PURITAN TRUST	FIDELITY PURITAN FUND	AUGUST 1, 1994
FIDELITY REVERE STREET TRUST	TAXABLE CENTRAL CASH FUND	OCTOBER 17, 1996
	CENTRAL CASH COLLATERAL FUND	JUNE 22, 1999
FIDELITY SCHOOL STREET TRUST	FIDELITY INTERNATIONAL BOND FUND	AUGUST 1, 1994
	FIDELITY NEW MARKETS INCOME FUND	AUGUST 1, 1994
FIDELITY SECURITIES FUND	FIDELITY GROWTH & INCOME PORTFOLIO	AUGUST 1, 1994
FIDELITY STERLING PERFORMANCE	FIDELITY STERLING PERFORMANCE PORTFOLIO, L.P.	AUGUST 1, 1994
PORTFOLIO, L.P.
FIDELITY TREND FUND	FIDELITY TREND FUND	AUGUST 1, 1994
FIDELITY UNION STREET TRUST	FIDELITY EXPORT AND MULTINATIONAL FUND	AUGUST 1, 1994
FIDELITY YEN PERFORMANCE	FIDELITY YEN PERFORMANCE PORTFOLIO, L.P.	AUGUST 1, 1994
PORTFOLIO, L.P.
VARIABLE INSURANCE PRODUCTS FUND	EQUITY-INCOME PORTFOLIO	AUGUST 1, 1994
	OVERSEAS PORTFOLIO	AUGUST 1, 1994
VARIABLE INSURANCE PRODUCTS FUND II	ASSET MANAGER PORTFOLIO	AUGUST 1, 1994
	ASSET MANAGER: GROWTH PORTFOLIO	AUGUST 1, 1994
VARIABLE INSURANCE PRODUCTS FUND III	BALANCED PORTFOLIO	AUGUST 1, 1994
	GROWTH & INCOME PORTFOLIO	DECEMBER 19, 1996

*Fidelity Investment Trust: Fidelity International Value Fund changed its name to Fidelity Aggressive International Fund effective
February 11, 2000.

IN WITNESS WHEREOF, each of the parties hereto has caused this Appendix to be executed in its name and behalf as of the day and year first set forth opposite each such Portfolio.

Each of the Investment Companies	\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	The Chase Manhattan Bank
Listed on this Appendix "A", on behalf
of each of their respective Portfolios
By: /s/Maria Dwyer		By: /s/Matthew Goad
Name: Maria Dwyer		Name: Matthew Goad
Title: Deputy Treasurer		Title: Vice President